EXHIBIT 99.1

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (the “Agreement”) is dated effective as of the 8th day of February, 2016 (the “Effective Date”), by and between ONCOLOGIX TECH, INC., a Nevada corporation (the “Borrower”), AMIAN ANGELS, INC. (f/k/a Angels of Mercy, Inc.), a Louisiana corporation, DOTOLO RESEARCH CORPORATION, a Louisiana corporation, ESTEEMCARE, INC., a South Carolina corporation, and AFFORDABLE MEDICAL EQUIPMENT SOLUTIONS, INC., a Florida corporation (collectively, the “Corporate Guarantors”), MICHAEL A. KRAMARZ, an individual, and ROY WAYNE ERWIN, an individual (collectively, the “Validity Guarantors”, together with the Corporate Guarantors, the “Guarantors,” and together with the Borrower, sometimes collectively referred to as the “Credit Parties”), and TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership (the “Lender”).

RECITALS

WHEREAS, the Borrower, Lender, and Guarantors entered into a Credit Agreement dated as of November 30, 2013, but made effective as of January 3, 2014 (the “Original Credit Agreement”), together with Amendment No. 1 to Credit Agreement dated effective as of September 25, 2014 (the “First Amendment”) (the Original Credit Agreement and the First Amendment, collectively, together with any other amendments, renewals, substitutions, replacements or modifications from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to the Original Credit Agreement, the Borrower executed and delivered to Lender that certain Revolving Note dated as of November 30, 2013, but made effective as of January 3, 2014, evidencing Revolving Loans under the Credit Agreement (the “Original Revolving Note”); and

WHEREAS, pursuant to the First Amendment, the Borrower executed and delivered to Lender an Amended and Restated Note dated as of September 25, 2014 (the “Amended and Restated Note”), which Amended and Restated Note replaced, amended and restated the Original Revolving Note in its entirety; and

WHEREAS, in connection with the Credit Agreement and the Amended and Restated Note, the Credit Parties executed and delivered to the Lender various ancillary documents referred to in the Credit Agreement as the “Loan Documents”; and

WHEREAS, the Borrower’s obligations under the Credit Agreement and the Amended and Restated Note are secured by the following, all of which are included within the Loan Documents: (i) the Security Agreements; (ii) the Guaranty Agreements; (iii) the Validity Guaranties; and (iv) UCC-1 Financing Statements naming the Borrower and Corporate Guarantors, as debtors, and Lender, as secured party (collectively, the “UCC-1’s”), among other Loan Documents; and

WHEREAS, the Credit Parties are currently in default of their respective obligations under the Credit Agreement and other Loan Documents (the “Existing Default”); and

WHEREAS, as a result of the Existing Default, Lender commenced an action against the Credit Parties styled TCA Global Credit Master Fund, L.P. v. Oncologix Tech, Inc., a Nevada corporation, et. al., filed in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida under Case No. CACE-15-010652 DIV 25 (the “TCA Pending Litigation”); and

WHEREAS, the Credit Parties and Lender desire to enter into certain agreements with respect to the Existing Default, the Credit Agreement and the other Loan Documents, all as more specifically set forth in this Agreement; and

WHEREAS, Lender has agreed to advance to Borrower up to an additional Two Hundred Thousand Dollars ($200,000) (the “Additional Advance”), in accordance with and subject to the terms of this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Agreement shall have the same meaning ascribed to them in the Credit Agreement, except as otherwise specifically set forth herein.

3. Additional Advance. Subject to the terms of this Agreement, Lender shall advance to the Borrower, an amount up to the Additional Advance. Funding of the Additional Advance shall be subject to the following terms and conditions:

(a) Payments; Lender’s Discretion. Any funds representing the Additional Advance shall only be advanced by Lender to the Borrower in such amounts, at such times, and subject to such additional conditions as Lender may, from time to time, require, in its sole and absolute discretion, and in any event, such Additional Advance shall only be used for the sole purposes of: (i) payment of certain payroll expenses of the Credit Parties as may be approved by Lender; and (ii) payment of certain vendors of the Credit Parties, as may be approved by Lender (such payments hereinafter the “Approved Payments”), any such approval to be in Lender’s sole and absolute discretion.

(b) Additional Advance is Obligation. The Additional Advance, or any portion thereof disbursed to the Borrower from time to time hereunder, shall be deemed to be an additional Loan made by the Lender to the Borrower under the Credit Agreement as of the date such disbursement is made, and any such sums disbursed shall be deemed Obligations of the Borrower under the Credit Agreement, and secured by the Security Agreements, Guaranty Agreements, the Validity Guaranties, and the UCC-1’s, as well as any other applicable Loan Documents.

4. Payment of Obligations. Notwithstanding anything contained in the Credit Agreement or any other Loan Documents to the contrary, from and after the date hereof, payment for all Obligations due under the Credit Agreement and the other Loan Documents, as may be increased from time to time by the Additional Advance, shall be made by Borrower to Lender in accordance with this Section 4.

(a) Payments. All Obligations outstanding from time to time shall, prior to the occurrence of a “Future Default” (as hereinafter defined), bear interest at the Interest Rate, and upon the occurrence of a Future Default, such Obligations shall accrue interest thereafter at the highest non-usurious rate permitted by applicable law.

(b) Weekly Payments. Commencing on February 12, 2016, and each consecutive Friday thereafter until April 15, 2016 (the “Weekly Payment End Date”), Credit Parties shall make weekly payments to Lender, by ACH transfer, each in the amount of Twenty Thousand and No/100 Dollars ($20,000.00).

(c) Remaining Payments. From and after the Weekly Payment End Date all remaining payments will be made in accordance with the Payment and Amortization Schedule set forth herein as Exhibit “A”.

(d) ACH Payment. Notwithstanding anything contained in the Credit Agreement or any other Loan Documents to the contrary, from and after the date hereof, payment for all sums due under the Credit Agreement, and the other Loan Documents, including this Agreement, shall be made by Borrower to Lender through automatic debit payments to be made to Lender from bank accounts of Borrower using automated clearing house (“ACH”) transfers. The Borrower shall, simultaneously with the execution of this Agreement, execute and deliver to Lender an authorization agreement for direct payments whereby, among other things, Lender shall be irrevocably authorized to initiate ACH transfers from a bank account as designated in any such ACH authorization agreement (the “Payment Account”) to Lender in the amounts required under this Agreement, the Credit Agreement, and all other Loan Documents. Lender’s authorization for direct ACH transfers as hereby provided shall be irrevocable and such ACH transfers shall continue until all Obligations are paid in full. For so long as any Obligations remain outstanding, Borrower shall: (i) not revoke Lender’s authority to initiate ACH transfers as hereby contemplated; (ii) not change, modify, close or otherwise affect the Payment Account; (iii) insure that all Receipts are deposited only into the Payment Account and insure that the Payment Account has sufficient funds at all times to make the payments contemplated hereby; and (iv) be responsible for all costs, expenses or other fees and charges incurred by Lender as a result of any failed or returned ACH transfers, whether resulting from insufficient sums being available in the Payment Account, or otherwise. The Borrower hereby agrees to undertake any and all required actions, execute any required documents, instruments or agreements, or to otherwise do any other thing required or requested by Lender in order to effectuate the requirements of this Section 4(d).

(e) Debt Exchange. The Credit Parties agree that a portion of the Obligations will be paid through a sale of a portion of the Obligations by Lender to a debt buyer approved by Lender, which debt buyer shall then convert such debt into equity through a debt exchange under Section 3(a)(9) of the Securities Act (the “Debt Exchange”). The Credit Parties agree to enter into the Debt Exchange upon Lender’s demand, and the Credit Parties shall execute and deliver any and all agreements or documents related to such Debt Exchange, as may be required by Lender or such debt buyer, and to otherwise cooperate in any other respect to accomplish the Debt Exchange. Upon the completion of any Debt Exchange, the Lender shall have the right to revise the Payment and Amortization Schedule to account for any payment made under the Debt Exchange and to replace it with a new Payment and Amortization Schedule to be attached hereto.

5. Pending Litigation.

(a) Upon execution of this Agreement and all other documents required or requested by Lender in connection herewith by the Credit Parties, the Lender agrees to execute, and to have Lender’s counsel file, a Conditional Joint Stipulation of Dismissal Without Prejudice with respect to the TCA Pending Litigation, with an express reservation of jurisdiction to enforce the terms of this Agreement.

(b) As a material inducement for Lender to enter into this Agreement, the Credit Parties agree and consent that upon the occurrence of any “Future Default” (as hereinafter defined) under this Agreement, the Credit Agreement, or any other Loan Documents, Lender shall have the right to file an Affidavit of Noncompliance with the Court in the TCA Pending Litigation (the “Court”), and Lender shall be entitled to the immediate entry of a Final Consent Judgment in form and content acceptable to Lender, pursuant to which the Credit Parties shall be jointly and severally liable to Lender for all Obligations under the Credit Agreement or any other Loan Documents, together with post-judgment interest at the maximum rate available under applicable law. Lender shall be entitled to file such Affidavit and for entry of such Final Consent Judgment on an ex-parte basis, without further notice to any of the Credit Parties and without the necessity for any further hearings. Each of the Credit Parties hereby waives the making of any findings of fact and conclusions of law in the Final Consent Judgment, and waives the right to appeal, or otherwise contest the validity of the Final Consent Judgment, and hereby waives any and all objections and defenses of any nature or kind with respect to the entry of the Final Consent Judgment as contemplated hereby. Specifically, each of the Credit Parties hereby agrees as follows: (i) that the Court has proper jurisdiction for the TCA Pending Litigation, and each of the Credit Parties hereby knowingly and unconditionally consents to the jurisdiction and venue of such Court, and each of the Credit Parties waives any objection based on forum non conveniens; and (ii) that each of the Credit Parties hereby waives personal service of any and all process, and each of the Credit Parties consents that all such service of process, if not yet effectuated, may be made by certified mail directed and addressed to the Credit Parties, as applicable, at the address for the Borrower set forth in the Credit Agreement, and such service shall be effective three (3) Business Days after deposit of such certified mail in a regularly maintained receptacle for U.S. Mail, regardless whether same is accepted by the recipient, and regardless of whether the recipient executes any return receipt requested as part of such certified mail.

(c) As a material inducement for Lender to enter into this Agreement, the Credit Parties shall, within three (3) Business Days after the execution of this Agreement, dismiss, with prejudice, that certain litigation styled Oncologix Tech, Inc. et. al. v. TCA Global Credit Master Fund, L.P. filed in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida under Case No. CACE-15-009385 DIV 09 (the “Oncologix Pending Litigation”).

6. View Access to Bank Accounts. On the Effective Date, the Credit Parties shall undertake all required actions, including providing Lender with proper sign-in or log-in credentials, user names, passwords, and other required information, to provide Lender with, and to allow Lender to have, view-only access, through the applicable online banking system or otherwise of each of the Credit Parties, to any and all bank accounts of the Credit Parties which now exist and any additional bank accounts of the Credit Parties as may exist from time to time, including the Payment Account. The Credit Parties shall not undertake any action that prevents or impairs Lender’s ability to have view-only access of all of the bank accounts of the Credit Parties as contemplated by this Section.

7. Ratification. The Credit Parties hereby acknowledge, represent, warrant and confirm to Lender that: (i) each of the Loan Documents executed by the Credit Parties, respectively and as applicable, are valid and binding obligations of the Credit Parties, enforceable against the Credit Parties in accordance with their respective terms; (ii) the Amended and Restated Note, and all other Obligations of the Credit Parties under the Credit Agreement, all other Loan Documents and this Agreement, shall be and continue to be and remain secured by and under the Loan Documents, including, without limitation, the Security Agreements, the Guaranty Agreements, the Validity Guaranties, the UCC-1’s, and all other Loan Documents, as applicable; and (iii) no oral representations, statements, or inducements have been made by Lender, or any agent or representative of Lender, with respect to the Credit Agreement, this Agreement or any other Loan Documents.

8. Additional Confirmations. The Credit Parties hereby represent, warrant and covenant as follows: (i) that the Lender’s Liens and security interests in all of the “Collateral” (as such term is defined in the Credit Agreement and in the Security Agreements), are and remain valid, perfected, first-priority security interests in such Collateral, and the Credit Parties have not granted any other Liens or security interests of any nature or kind in favor of any other Person affecting any of such Collateral, except for Permitted Liens.

9. Lender’s Conduct. As of the Effective Date, the Credit Parties hereby acknowledge and admit that: (i) the Lender has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with the Credit Agreement or any other Loan Documents; and (ii) that there are no other promises, obligations, understandings or agreements with respect to this Agreement, the Credit Agreement or the Loan Documents, except as expressly set forth herein, or in the Credit Agreement and other Loan Documents.

10. Redefined Terms. The term “Loan Documents,” as defined in the Credit Agreement and as used in this Agreement, shall be deemed to refer to and include this Agreement, and all other documents or instruments executed in connection with this Agreement.

11. Representations and Warranties of the Borrower. The Borrower and each of the Corporate Guarantors hereby makes the following representations and warranties to the Lender:

(a) Authority and Approval of Agreement; Binding Effect. The execution and delivery by the Borrower and each Corporate Guarantor of this Agreement, and all other documents executed and delivered in connection herewith, and the performance by Borrower and each Corporate Guarantor of all of their respective Obligations hereunder and thereunder, have been duly and validly authorized and approved by the Borrower and each Corporate Guarantor and their board of directors pursuant to all applicable laws, and no other corporate action or consent on the part of the Borrower or any Corporate Guarantor, their board of directors, stockholders or any other Person is necessary or required by the Borrower or any Corporate Guarantor to execute this Agreement, and the documents executed and delivered in connection herewith, to consummate the transactions contemplated herein and therein, or perform all of the Borrower’s and Corporate Guarantor’s Obligations hereunder and thereunder. This Agreement, and each of the documents executed and delivered in connection herewith, have been duly and validly executed by the Borrower and each Corporate Guarantor (and the officer executing this Agreement and all such other documents for Borrower and each Corporate Guarantor is duly authorized to act and execute same on behalf of Borrower and each Corporate Guarantor) and constitute the valid and legally binding agreements of the Borrower and each Corporate Guarantor, enforceable against the Borrower and each Corporate Guarantor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

12. Validity Guarantor Affirmations. The Validity Guarantors do hereby acknowledge and agree as follows: (i) Validity Guarantors acknowledge having reviewed the terms of this Agreement, and agrees to the terms hereof; (ii) that the Validity Guaranties, and all representations, warranties, covenants, agreements and guaranties made by Validity Guarantors thereunder, shall and do hereby apply to all Obligations of the Credit Parties as agreed upon thereunder, and all additional obligations agreed upon under this Agreement; (iii) that this Agreement shall not in any way adversely affect or impair the obligations of the Validity Guarantors to Lender under the Validity Guaranties; and (iv) the Validity Guaranties are hereby ratified, confirmed and continued as of the date of this Agreement.

13. Indemnification. Each of the Credit Parties, jointly and severally, hereby indemnifies and holds the Lender Indemnitees, their successors and assigns, and each of them, harmless from and against any and all charges, complaints, claims, counter-claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, cross-actions, threats, setoffs, equities, judgments, accounts, suits, liens, rights, demands, benefits, costs, losses, debts, expenses, and other distributions, of every kind and nature whatsoever, payable by any of the Lender Indemnitees to any Person, including reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and interest thereon from the time such amounts are due at the highest non-usurious rate of interest permitted by applicable law (collectively, the “Claims”), through all negotiations, mediations, arbitrations, trial and appellate levels, as a result of, or arising out of, or relating to any matters relating to this Agreement, the Credit Agreement, or any other Loan Documents. The foregoing indemnification obligations shall survive the termination of the Credit Agreement or any of the Loan Documents, and repayment of the Obligations.

14. Waiver and Release. Each of the Credit Parties hereby represents and warrants to Lender that none of them have any defenses, setoffs, claims, counterclaims, cross-actions, equities, or any other Claims in favor of the Credit Parties, to or against the enforcement of any of the Loan Documents, including this Agreement, and to the extent any of the Credit Parties have any such defenses, setoffs, claims, counterclaims, cross-actions, equities, or other Claims against Lender and/or against the enforceability of any of the Loan Documents, including this Agreement, the Credit Parties each acknowledge and agree that same are hereby fully and unconditionally waived by the Credit Parties, specifically including the pending Oncologix Pending Litigation. In addition to the foregoing full and unconditional waiver, each of the Credit Parties does hereby release, waive, discharge, covenant not to sue, acquit, satisfy and forever discharges each of the Lender Indemnitees and their respective successors and assigns, from any and all Claims whatsoever, in law or in equity, whether known or unknown, whether suspected or unsuspected, whether fixed or contingent, which the Credit Parties ever had, now have, or which any successor or assign of the Credit Parties hereafter can, shall, or may have against any of the Lender Indemnitees or their successors and assigns, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through and including the date hereof, including, without limitation, any matter, cause, or thing related to the Credit Agreement, this Agreement, the Amended and Restated Note, or any other Loan Documents (collectively, the “Released Claims”). Without in any manner limiting the generality of the foregoing waiver and release, Credit Parties hereby agree and acknowledge that the Released Claims specifically include: (i) any and all Claims regarding or relating to the enforceability of the Loan Documents, including this Agreement, as against any of the Credit Parties; (ii) any and all Claims regarding, relating to, or otherwise challenging the governing law provisions of the Loan Documents, including this Agreement; (iii) any and all Claims regarding or relating to the amount of principal, interest, fees or other Obligations due from any of the Credit Parties to the Lender under any of the Loan Documents, including this Agreement; (iv) any and all Claims regarding or relating to Lender’s conduct or Lender’s failure to perform any of Lender’s covenants or obligations under any of the Loan Documents, including this Agreement; (v) any and all Claims regarding or relating to any delivery or failure to deliver any notices by Lender to Credit Parties; (vi) any and all Claims regarding or relating to any failure by Lender to fund any advances or other amounts under any of the Loan Documents, including this Agreement; (vii) any and all Claims regarding or relating to any advisory services (or the lack thereof) provided by Lender to any of the Credit Parties for which any advisory fees may be due and owing and included within the Obligations; and (viii) any and all Claims based on grounds of public policy, unconscionability, or implied covenants of fair dealing and good faith. The Credit Parties further expressly agree that the foregoing release and waiver agreement is intended to be as broad and inclusive as permitted by the laws governing the Loan Documents, including this Agreement, and the Released Claims include all Claims that the Credit Parties do not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect their decision to enter into this Agreement. The foregoing waiver and release agreements by the Credit Parties are a material inducement for Lender to enter into this Agreement, and Lender’s agreement to enter into this Agreement is separate and material consideration to the Credit Parties for the waiver and release agreements contained herein, the receipt and sufficiency of such consideration hereby acknowledged by Credit Parties. In addition, each of the Credit Parties agrees and acknowledges that it has had an opportunity to negotiate the terms and provisions of this Agreement, including the foregoing waiver and release agreements, with and through their own competent counsel, and that each of the Credit Parties have sufficient leverage and economic bargaining power, and have used such leverage and economic bargaining power, to fairly and fully negotiate this Agreement, including the waiver and release agreements herein, in a manner that is acceptable to the Credit Parties. The foregoing waiver and release agreements shall survive the termination of the Credit Agreement or any of the Loan Documents, and repayment of the Obligations.

15. No Waiver of Existing Default. Nothing contained herein shall be deemed or construed as any kind of waiver by Lender of the Existing Default, or otherwise, and this Agreement shall not be deemed or construed in any manner as a waiver by Lender of any future defaults, “Events of Default,” (as such term may be used or defined in any of the Loan Documents), breaches or misrepresentations by any of the Credit Parties under the Credit Agreement or any other Loan Documents, including this Agreement, or any of Lender’s rights or remedies in connection therewith, which may occur or arise after the date of this Agreement (in each case, a “Future Default”). Except as expressly amended by this Agreement, all of the terms and provisions of the Credit Agreement and the Loan Documents shall remain and continue in full force and effect after the execution of this Agreement, are hereby ratified and confirmed, and incorporated herein by this reference.

16. Issuance of Preferred Stock With Voting Control Upon Default. On the Effective Date, or as promptly as possible thereafter, the Borrower’s board of directors shall, by proper board action or resolution in accordance with applicable law and in form and content acceptable to Lender, authorize the creation and issuance to Lender of a newly created series of preferred stock of the Borrower with rights and preferences to be approved by Lender, but that in any event would give the Lender, as holder thereof, full and complete voting control of the Borrower (the “Default Preferred”). The Lender’s rights to exercise such voting control pursuant to the Default Preferred shall not become effective unless and until the occurrence of a Future Default. The Default Preferred shall be deemed validly issued, fully paid, and non-assessable, and Lender shall be deemed the holder of record of the Default Preferred, and entitled to all rights and preferences by virtue thereof, as of the Effective Date. In addition, the Borrower specifically acknowledges and agrees that in the event of a breach or threatened breach by the Borrower of any provision of this Section 16, the Lender will be irreparably damaged and that damages at law would be an inadequate remedy if this Agreement were not specifically enforced. Therefore, in the event of a breach or threatened breach of the Borrower’s obligations under this Sections 16 by the Borrower, the Lender shall be entitled to obtain, in addition to all other rights or remedies Lender may have, at law or in equity, an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of this Section.

17. Pledge of Validity Guarantor’s Stock. On the Effective Date, or as soon as possible thereafter upon demand by Lender, each of the Validity Guarantors shall grant, under and pursuant to the Pledge Agreement in form and substance acceptable to Lender, a continuing, first-priority security interest in, and assignment, transference, mortgage, conveyance, pledge, hypothecation and set over to Lender, its successors and assigns, all of the Validity Guarantors’ right, title and interest in and to all of the shares and/or membership interests, as applicable, of the Borrower owned by such Validity Guarantors. At any time upon Lender’s request, the Credit Parties shall execute and deliver to Lender any other documents, instruments or certificates requested by Lender for the purpose of properly documenting and perfecting the security interests of Lender in and to the shares or membership interests of the Validity Guarantors granted hereunder, including any additional pledge agreements and financing statements.

18. Consultation with Counsel. Credit Parties represent that they have fully reviewed this Agreement with their respective attorneys and understand the legal effect of this Agreement, and each of the Credit Parties represents that having understood the legal effects of this Agreement, each of them has freely and voluntarily consented to and authorized this Agreement.

19. Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

20. Effective Date. The “Effective Date” of this Agreement shall be the date set forth in the preamble hereof.

21. Fees and Expenses.

(a) Document Review and Legal Fees. The Borrower agrees to pay to the Lender or its counsel all legal fees and costs incurred by Lender for the preparation, negotiation and execution of this Amendment and all other documents in connection herewith, which legal fees and costs shall be paid simultaneously with the execution of this Amendment by Credit Parties, unless any such fees shall have been paid prior to the Effective Date.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

BORROWER:

ONCOLOGIX TECH, INC.,
a Nevada corporation

By:
Name:
Title:

GUARANTORS:

AMIAN ANGELS, INC.,	DOTOLO RESEARCH CORPORATION,
(f/k/a Angels of Mercy, Inc.)	a Louisiana corporation
a Louisiana corporation

By:	By:
Name:	Name:
Title:	Title:

ESTEEMCARE, INC.,	AFFORDABLE MEDICAL EQUIPMENT
a South Carolina corporation	SOLUTIONS, INC.,
a Florida corporation

By:	By:
Name:	Name:
Title:	Title:

MICHAEL A. KRAMARZ,	ROY WAYNE ERWIN,
an Individual	an Individual

By:	By:
Name:	Name:

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:
Robert Press, Director

EXHIBIT “A”

Payment and Amortization Schedule

Payment Date	Payment No.	Interest Payment	Prin. Payment	Total Payable	Balance Outstanding
					$2,555,397.02
5/15/16	1	$38,330.96	$142,501.91	$180,832.87	$2,412,895.11
6/15/16	2	$36,193.43	$144,639.44	$180,832.87	$2,268,255.66
7/15/16	3	$34,023.83	$146,809.03	$180,832.87	$2,121,446.63
8/15/16	4	$31,821.70	$149,011.17	$180,832.87	$1,972,435.46
9/15/16	5	$29,586.53	$151,246.34	$180,832.87	$1,821,189.12
10/15/16	6	$27,317.84	$153,515.03	$180,832.87	$1,667,674.09
11/15/16	7	$25,015.11	$155,817.76	$180,832.87	$1,511,856.33
12/15/16	8	$22,677.85	$158,155.02	$180,832.87	$1,353,701.31
1/15/17	9	$20,305.52	$160,527.35	$180,832.87	$1,193,173.96
2/15/17	10	$17,897.61	$162,935.26	$180,832.87	$1,030,238.70
3/15/17	11	$15,453.58	$165,379.29	$180,832.87	$864,859.41
4/15/17	12	$12,972.89	$167,859.98	$180,832.87	$696,999.43
5/15/17	13	$10,454.99	$170,377.88	$180,832.87	$526,621.56
6/15/17	14	$7,899.32	$172,933.55	$180,832.87	$353,688.01
7/15/17	15	$5,305.32	$175,527.55	$180,832.87	$178,160.46
8/15/17	16	$2,672.41	$178,160.46	$180,832.87	$0.00

Borrower Initials: